Exhibit 99.1

UPDATE TO HERCULES TECHNOLOGY GROWTH CAPITAL ANNOUNCES

SECOND QUARTER BUSINESS METRICS

Palo Alto, CA – July 1, 2005 – Hercules Technology Growth Capital, Inc. (NASDAQ: HTGC), a business development company investing in venture capital-backed technology companies, announced today a number of key business metrics for the quarter ended June 30, 2005. In the quarter, Hercules:

•	Extended non-binding term sheets to twelve prospective new portfolio companies representing approximately $96 million of structured mezzanine debt investments (to the extent that final commitments have not been made, investments for which term sheets have been signed are subject to finalization of our due diligence and approval process as well as negotiation of definitive agreements with the prospective portfolio company and, as a result, may not result in completed investments);

•	Finalized documents and committed $85.5 million to ten companies, including companies that had signed term sheets in the quarter ended March 31 as well as a number of the companies who signed term sheets in the quarter ended June 30; and

•	Funded commitments to ten companies in a total amount of $54.3 million.

Hercules will release its first quarter financial results in the last week of July, and will have a conference call at that time with investors to discuss its results of operations and financials. A press release announcing details of the call will be sent out prior to the call.

About Hercules Technology Growth Capital

Founded in December 2003, Hercules Technology Growth Capital, Inc (NASDAQ: HTGC) is a publicly traded specialized finance company providing debt and equity growth capital to technology-related companies at all stages of development. The Company primarily finances privately-held companies backed by leading venture capital and private equity firms and also may finance certain publicly-traded companies. Hercules focuses its investments in companies active in technology industry sub-sectors, characterized by products or services that require advanced technologies, including computer software and hardware, networking systems, semiconductors, semiconductor capital equipment, information technology infrastructure or services, Internet consumer and business services, telecommunications, telecommunications equipment, media and life sciences. The Company’s investments are originated through its principal office located in Silicon Valley, as well as additional offices in the Boston and Chicago areas. Providing capital to privately-held companies backed by leading venture capital and private equity firms involves a certain degree of credit risk and may result in potential losses.

For more information or companies interested in learning more about financing opportunities should contact info@herculestech.com or call at (650) 289-3060 or visit http://www.herculestech.com.

Note for Investors:

The statements contained in this release that are not purely historical are forward-looking statements, which involve risk and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. These statements may be identified by their use of forward-looking terminology such as “believes”, “expects”, “may”, “should”, “would”, “will”, “intends”, “plans”, “estimates”, “anticipates” and similar words, and include, but are not limited to, statements regarding the expectations, intentions or strategies of Hercules Technology Growth Capital, Inc. For these statements, Hercules claims the protection of the safe harbor for forward-looking statements provisions contained in the Private Securities Litigation Reform Act of 1995. You should be aware that Hercules’ actual results could differ materially from those contained in the forward-looking statements due to a number of risks and uncertainties affecting its business. Factors that may cause actual results to differ from forward-looking statements include Hercules’ limited operating history as a business development company, the extent to which Hercules incurs debt to fund its investments, fluctuations in interest rates, the concentration of Hercules’ investments in a limited number of emerging-growth or expansion stage technology-related companies, the illiquid nature of the securities Hercules’ holds, the highly competitive market for investment opportunities in which Hercules operates and others discussed in Hercules’ filings with the Securities and Exchange Commission. The forward-looking statements contained in this release are made as of the date hereof, and Hercules assumes no obligation to update the forward-looking statements for subsequent events.